Exhibit 10.1
Execution Version

AMENDMENT NO. 2
Effective as of September 30, 2011
to
COLLATERAL TRUST AGREEMENT
Dated as of April 21, 2011
among
CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP,
a limited partnership organized under the laws of the State of Indiana,
THE GUARANTORS
party hereto,
THE SECURED HEDGE COUNTERPARTIES
party hereto,
and
BANK OF AMERICA, N.A.,
as Administrative Agent

     This AMENDMENT NO. 2 (this “Amendment”), effective as of September 30, 2011, is among Calumet Lubricants Co., Limited Partnership, a limited partnership organized under the laws of the State of Indiana (“Calumet”), each Guarantor party hereto, each Secured Hedge Counterparty party hereto and Bank of America, N.A., in its capacity as administrative agent for the benefit of the Secured Hedge Counterparties (the “Administrative Agent”). Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Collateral Trust Agreement (as hereinafter defined).
     WHEREAS, Calumet, the Guarantors, the Secured Hedge Counterparties and the Administrative Agent are parties to that certain Collateral Trust Agreement dated as of April 21, 2011 (as amended, the “Collateral Trust Agreement”);
     WHEREAS, the parties hereto have agreed to make certain amendments to the Collateral Trust Agreement as provided for herein;
     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1 Amendments to the Collateral Trust Agreement.
          (a) Amendments. Effective as of the date first above written, the Collateral Trust Agreement is amended by:
(i) in Section 1.1, deleting the definition of “Approved Counterparty” and replacing it in its entirety with the following:
“Approved Counterparty” means any of the following: (a) J. Aron & Company, Koch Supply & Trading, LP, Merrill Lynch Commodities, Inc., JPMorgan Chase Bank, N.A., Bank of America, N.A., or any successor by merger of the foregoing (together with any trading affiliate of any of foregoing entities that has comparable credit support, if any, from the applicable parent entity), (b) any Person whose senior unsecured debt ratings, if any, otherwise the corporate credit rating or issuer rating, as the case may be (or whose parent entity has any such rating if such Person receives comparable credit support from such parent entity), are not less than A3 from Moody’s Investors Service, Inc. or A- from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successors thereto, and (c) with respect to Forward Purchase Contracts only, any Person that is a Forward Purchase Secured Hedge Counterparty.
(ii) in Section 1.1, deleting the definition of “Exposure” and replacing it in its entirety with the following:
“Exposure” means, for any Secured Hedge Counterparty, on any date of determination, the greater of (i) U.S.$10,000,000 and (ii) the sum of (A) with respect to all Swap Contracts to which such Secured Hedge Counterparty is a party other than Forward Purchase Contracts, the amount determined in good faith by the applicable Secured Hedge Counterparty equal to the aggregate amount, if any, that would be or is payable by any Transaction Party to such Secured Hedge Counterparty under the Secured Hedge Agreement with such Secured Hedge Counterparty, as if (1) each such Secured Hedge Agreement were being terminated early on such date of determination due to a “Termination Event”, “Event of Default”, “Additional Event of Default”, or “Additional

Termination Event”, where such Transaction Party is the sole “Affected Party,” or the sole “Defaulting Party”, as applicable, and (2) the Secured Hedge Counterparty were the sole party determining such payment amount (with the applicable Secured Hedge Counterparty making such determination reasonably in accordance with the provisions of the above-described Secured Hedge Agreement) and (B) with respect to all Forward Purchase Contracts to which such Secured Hedge Counterparty is a counterparty, such Forward Purchase Secured Hedge Counterparty’s Forward Purchase Limited Exposure in the aggregate. If, as of the date of determination, any Secured Hedge Agreement has been terminated and a payment is expected to become due to the relevant Secured Hedge Counterparty in respect of such termination, then, for purposes of calculating its Exposure pursuant to subclause (ii)(A) hereof, (i) until such termination payment has been calculated pursuant to the terms of the Secured Hedge Agreement, such Secured Hedge Counterparty shall reasonably estimate the amount of such termination payment, and (ii) after such termination payment has been calculated pursuant to the terms of the Secured Hedge Agreement, the actual termination payment (including any accrued interest due thereon) shall be used; provided, however, if such Secured Hedge Agreement included both Forward Purchase Contracts and Swap Contracts that were not Forward Purchase Contracts, then the Secured Hedge Counterparty shall continue to calculate Exposure pursuant to subclause (ii)(A) on a gross basis with respect only to Swap Contracts that were not Forward Purchase Contracts without regard to any netting of transactions that may have resulted from including Forward Purchase Contracts in the calculation of the termination payment.
(iii) in Section 1.1, inserting the following new defined terms in the appropriate alphabetical order:
“Forward Purchase Contract” means a Swap Contract that involves the purchase or sale of any physical commodity.
“Forward Purchase Exposure” means, for any Forward Purchase Secured Hedge Counterparty, the amount determined in good faith by such Forward Purchase Secured Hedge Counterparty equal to the aggregate amount, if any, that would be or is payable by any Transaction Party to such Forward Purchase Secured Hedge Counterparty under the Secured Hedge Agreement with respect to all Forward Purchase Contracts to which such Forward Purchase Secured Hedge Counterparty is a party, as if (a) each such Secured Hedge Agreement were being terminated early on such date of determination due to a “Termination Event”, “Event of Default”, “Additional Event of Default”, or “Additional Termination Event”, where such Transaction Party is the sole “Affected Party,” or the sole “Defaulting Party”, as applicable, and (b) the Forward Purchase Secured Hedge Counterparty were the sole party determining such payment amount (with the applicable Forward Purchase Secured Hedge Counterparty making such determination reasonably in accordance with the provisions of the above-described Secured Hedge Agreement). If, as of the date of determination, any Secured Hedge Agreement has been terminated and a payment (in respect of a Forward Purchase Contract) is expected to become due to the relevant Forward Purchase Secured Hedge Counterparty in respect of such termination, then, for purposes of calculating its Forward Purchase Exposure hereunder, (i) until such termination payment has been calculated pursuant to the terms of the Secured Hedge Agreement, such Forward Purchase Secured Hedge Counterparty shall

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reasonably estimate the amount of such termination payment, and (ii) after such termination payment has been calculated pursuant to the terms of the Secured Hedge Agreement, the actual termination payment (including any accrued interest due thereon) shall be used; provided, however, if such Secured Hedge Agreement included both Forward Purchase Contracts and Swap Contracts that were not Forward Purchase Contracts, then the Secured Hedge Counterparty shall continue to calculate its Forward Purchase Exposure on a gross basis with respect only to Forward Purchase Contracts without regard to any netting of transactions that may have resulted from including other Swap Contracts that were not Forward Purchase Contracts in the calculation of the termination payment.

“Forward Purchase Limit” means U.S. $100,000,000.

“Forward Purchase Limited Exposure” means, for any Forward Purchase Secured Hedge Counterparty, the lower of (i) such Forward Purchase Secured Hedge Counterparty’s Forward Purchase Exposure and (ii) the product of (a) the Forward Purchase Limit and (b) such Forward Purchase Secured Hedge Counterparty’s Forward Purchase Exposure Percentage.

“Forward Purchase Exposure Percentage” means, for any Forward Purchase Secured Hedge Counterparty, the percentage determined by dividing (a) the amount of such Forward Purchase Secured Hedge Counterparty’s Forward Purchase Exposure then in effect by (b) the aggregate amount of all Forward Purchase Secured Hedge Counterparties’ Forward Purchase Exposures then in effect.

“Forward Purchase Secured Hedge Counterparty” means a Secured Hedge Counterparty that has entered into one or more Forward Purchase Contracts with a Transaction Party.

(iv)	inserting a new Section 2.13 as follows:
        Section 2.13 Forward Purchase Contract Notice.
              (a) Within five (5) Business Days of entering into any Forward Purchase Contract, Calumet shall notify Administrative Agent and provide the details thereof, including the type of commodity, the pricing mechanism, whether fixed or floating, the applicable fixed price or index, the applicable delivery period and the quantity.
              (b) Upon Administrative Agent’s receipt of a notice in accordance with clause (a) above, the Administrative Agent shall promptly forward such notice to all Secured Hedge Counterparties.
(v)	deleting Section 6.3(c) in its entirety and replacing it with the following:

third, to the payment of any Secured Obligations outstanding under each Secured Hedge Agreement or any Collateral Document payable to each Secured Hedge Counterparty, ratably in accordance with the Secured Obligations owed to each such Secured Hedge Counterparty provided, however, that for purposes of determining the amount of Secured Obligations owed to any Secured Hedge Counterparty that is also a Forward Purchase Secured Hedge Counterparty pursuant to this clause third, the gross amount of Secured Obligations (other than

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any amount payable in respect of any Forward Purchase Contract) and the gross amount of Secured Obligations in respect of Forward Purchase Contracts shall be calculated separately (without regard to any netting between Forward Purchase Contracts and other Swap Contracts) and the amount of Secured Obligations payable to such Secured Hedge Counterparty that is also a Forward Purchase Secured Hedge Counterparty in respect of such Forward Purchase Contracts shall be limited to such Forward Purchase Secured Hedge Counterparty’s Forward Purchase Limited Exposure; provided, however, that in no event shall the Secured Obligations owing to a Forward Purchase Secured Hedge Counterparty under this clause exceed the net Secured Obligations then outstanding; and

(vi)	deleting Section 6.3(d) in its entirety and replacing it with the following:

fourth, to the extent not paid under clause third above, to the payment of any other Secured Obligations in respect of Forward Purchase Contracts owed to any Forward Purchase Secured Hedge Counterparty, ratably in accordance with any other Secured Obligations owed to each such Forward Purchase Secured Hedge Counterparty after deducting amounts paid under clause third above; and

(vii)	inserting a new Section 6.3(e) as follows:

fifth, to the applicable Transaction party or pursuant to applicable Law or court order.
          SECTION 2 Certification. Calumet certifies that this Amendment will not cause Calumet or any other Transaction Party to be in breach of any of its obligations under any Group Transaction Document and that such Transaction Parties are in compliance with the Group Transaction Documents, in each case, as of the date hereof.
          SECTION 3 Effect on Collateral Documents.
          (a) Except as amended herein, the Collateral Trust Agreement, the Security Agreement and each other Collateral Document shall remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or any Secured Hedge Counterparty’s rights under the Collateral Documents, as amended; provided, however, that for the avoidance of doubt, the Administrative Agent and each Secured Hedge Counterparty waive Calumet’s requirement, pursuant to Section 7.3(c) of the Collateral Trust Agreement, to deliver a Vote Request in connection with this Amendment.
          (b) This Amendment is a Collateral Document for the purposes of the provisions of each other Collateral Document.
          (c) Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Collateral Trust Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Collateral Trust Agreement, and each reference in the other Collateral Documents, including the Security Agreement, to “the Collateral Trust Agreement”, “thereunder”, “thereof” or words of like import referring to the Collateral Trust Agreement, shall mean and be a reference to the Collateral Trust Agreement as modified hereby.
          SECTION 4 Headings. Headings herein are for convenience only and shall not be relied upon in interpreting or enforcing this Agreement.

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          SECTION 5 Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.
          SECTION 6 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CHOICE OF LAW DOCTRINE, OTHER THAN §§ 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers on the respective dates specified below effective on the date specified on the first page of this document.

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Alan Tapley
	Name:	Alan Tapley
	Title:	Assistant Vice President
Date:
[Signature Page to Amendment No. 2 to Collateral Trust Agreement]

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer
Date: September 30, 2011

CALUMET LP GP, LLC
By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P.,
its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer
Date: September 30, 2011

CALUMET OPERATING, LLC
By:	Calumet Specialty Products Partners, L.P.,
its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer
Date: September 30, 2011

CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP
By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P.,
its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer
Date: September 30, 2011
[Signature Page to Amendment No. 2 to Collateral Trust Agreement]

CALUMET SHREVEPORT, LLC
By:	Calumet Lubricants Co., Limited Partnership,
its sole member

By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P.,
its sole member

By:	Calumet GP, LLC,
its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer
Date: September 30, 2011

CALUMET SHREVEPORT LUBRICANTS &WAXES, LLC
By:	Calumet Shreveport, LLC, its sole member

By:	Calumet Lubricants Co., Limited Partnership,
its sole member

By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P.,
its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer
Date: September 30, 2011
[Signature Page to Amendment No. 2 to Collateral Trust Agreement]

CALUMET SHREVEPORT FUELS, LLC
By:	Calumet Shreveport, LLC, its sole member

By:	Calumet Lubricants Co., Limited Partnership, its sole member

By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P., its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer
Date: September 30, 2011

CALUMET SALES COMPANY INCORPORATED
By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer
Date: September 30, 2011

CALUMET PENRECO, LLC
By:	Calumet Lubricants Co., Limited Partnership, its sole member

By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P., its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer
Date: September 30, 2011
[Signature Page to Amendment No. 2 to Collateral Trust Agreement]

J. ARON & COMPANY as a Secured Hedge Counterparty
By:	/s/ Colleen Foster
	Name:	Colleen Foster
	Title:	Managing Director
Date:

[Signature Page to Amendment No. 2 to Collateral Trust Agreement]

KOCH SUPPLY & TRADING, LP as a Secured Hedge Counterparty
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	President
	Date:	September 30, 2011

[Signature Page to Amendment No. 2 to Collateral Trust Agreement]

BANK OF AMERICA, N.A. as a Secured Hedge Counterparty
By:	/s/ Ana Morales Gillard
	Name:	Ana Morales Gillard
	Title:	Vice President
Date:

[Signature Page to Amendment No. 2 to Collateral Trust Agreement]

MERRILL LYNCH COMMODITIES, INC. as a Secured Hedge Counterparty
By:	/s/ Rob L. Jones
	Name:	Rob L. Jones
	Title:	Managing Director
	Date:	September 29, 2011

[Signature Page to Amendment No. 2 to Collateral Trust Agreement]